Everest America Fund

Everest3 Fund

Each a series of the

Everest Funds

Supplement to Prospectus
Dated February 12. 2004

Curt Van Hill has been appointed portfolio manager of both the Everest America Fund and the Everest3 Fund, effective April 30, 2004.

Curt Van Hill, Chief Investment Officer of the manager, serves as lead portfolio manager to the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Prior to becoming the manager, Mr. Van Hill served as the Investment Analyst for the manager from January 2001 through April 2004.  Prior to that, he served as Senior Trade Research analyst for Ameritrade from April 1998 through January 2001.

THERE IS NO ACTION REQUIRED ON YOUR PART.

The information contained in the Supplement modifies the Prospectus dated February 12, 2004.  In particular and without limitation the information contained in this Supplement modifies information contained in the section of the Prospectus “Management of the Fund/Portfolio Manager”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE